UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

MACROCHEM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13634 (Commission File Number)	04-2744744 (I.R.S. Employer Identification No.)

80 Broad Street, 22nd Floor New York, New York (Address of principal executive offices)		10004 (Zip Code)

Registrant’s telephone number, including area code: (212) 514-8094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2008, Dr. James Pachence, Chief Executive Officer and Director, tendered his resignation from MacroChem Corporation (the “Company”) effective immediately.  Dr. Pachence has decided to pursue other career opportunities. There were no disagreements between Dr. Pachence and the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROCHEM CORPORATION
(Registrant)

Dated: June 27, 2008	By:	/s/ David P. Luci
David P. Luci
President & Chief Business Officer